DFA INVESTMENT DIMENSIONS GROUP INC.
                        DIMENSIONAL INVESTMENT GROUP INC.

                            SUPPLEMENT TO PROSPECTUS
                            DATED SEPTEMBER 13, 1999


On page 49 of the Prospectus, the second sentence in the second paragraph of the section "Dividends, Capital Gains Distributions and Taxes" shall be supplemented to include the Large Cap International Portfolio, as follows:

      "While shareholders of the Large Cap International Portfolio and Enhanced U.S. Large Company Portfolio will automatically receive all capital gains distributions in additional shares of the respective Portfolio, upon written notice to Advisor, and completion of account information, they may receive all income dividends in cash."


           The effective date of this Supplement is January 7, 2000.